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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under that caption "Experts" and to the use of our report dated February 5, 1999, with respect to the consolidated financial statements of Paradise Electronics, Inc. included in the Proxy Statement/Prospectus included in the Registration Statement (Form S-4) of Genesis Microchip Incorporated.


                                          /s/ ERNST & YOUNG LLP
                                          --------------------------------
                                          Ernst & Young LLP

San Jose, California
April 22, 1999